UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 25, 2008
BankAtlantic Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Florida	34-027228	65-0507804

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2100 West Cypress Creek Road
Ft. Lauderdale, Florida	33309

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code 954-940-5000
Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 2.02. Results of Operations and Financial Condition
     The information in this item (including Exhibit 99.1) is being furnished pursuant to Items 2.02 and 9.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act. On April 25, 2008, BankAtlantic Bancorp, Inc. (the Company”) issued a press release disclosing, among other things, BankAtlantic’s regulatory capital ratios as of March 31, 2008. A copy of this press release in furnished herewith as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits
99.1	Press Release dated April 25, 2008
Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: April 25, 2008

BANKATLANTIC BANCORP, INC.
By:	Valerie C. Toalson
Valerie C. Toalson
Executive Vice President – Chief Financial Officer